Loan Servicing	12 Months Ended
Dec. 31, 2011
Loan Servicing [Abstract]
Loan Servicing

20. Loan Servicing

Park serviced sold mortgage loans of $1,349 million at December 31, 2011 compared to $1,471 million at December 31, 2010, and $1,518 million at December 31, 2009. At December 31, 2011, $25 million of the sold mortgage loans were sold with recourse compared to $36 million at December 31, 2010. Management closely monitors the delinquency rates on the mortgage loans sold with recourse. At December 31, 2011, management determined that no liability was deemed necessary for these loans.

Park capitalized $1.7 million in mortgage servicing rights in 2011, $3.1 million in 2010 and $5.5 million in 2009. Park's amortization of mortgage servicing rights was $2.6 million in 2011, $3.2 million in 2010 and $4.0 million in 2009. The amortization of mortgage loan servicing rights is included within "Other service income". Generally, mortgage servicing rights are capitalized and amortized on an individual sold loan basis. When a sold mortgage loan is paid off, the related mortgage servicing rights are fully amortized.

Activity for mortgage servicing rights and the related valuation allowance follows:

December 31 (In thousands)	2011	2010
Mortgage servicing rights:
Carrying amount, net, beginning of year	$10,488	$10,780
Additions	1,659	3,062
Amortization	(2,573)	(3,180)
Change in valuation allowance	(273)	(174)
Carrying amount, net, end of year	$9,301	$10,488
Valuation allowance:
Beginning of year	$748	$574
Additions expensed	273	174
End of year	$1,021	$748